                                                                   EXHIBIT 23.4


                               September 2, 1997

                          CONSENT OF FINANCIAL ADVISOR


         We hereby consent to the references to our firm in the Proxy Statement included in Big Lake Financial Corporation's Registration Statement on Form S-4.


                                        Mercer Capital Management, Inc.

                                        By:  /s/ Jeff Davis, ASA, CFA
                                            --------------------------------
                                            Vice President